REVISED
ANNEX H

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of May 28, 2010.

	Independent Trustees									Interested Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Advantage Municipal Income Trust II	$1-$10,000	None	Over $100,000	None	None	None	None	$10,001-$50,000	None	$10,001-$50,000
California Value Municipal Trust	None	None	Over $100,000	None	None	None	None	None	None	None
Municipal Opportunity Trust	$1-$10,000	None	Over $100,000	$1-$10,000	None	None	None	$10,001-$50,000	None	$10,001-$50,000
Municipal Trust	$10,001-$50,000	None	Over $100,000	$1-$10,000	None	None	None	$1-$10,000	None	$10,001-$50,000
Select Sector Municipal Trust	$10,001-$50,000	None	Over $100,000	$1-$10,000	None	None	None	$1-$10,000	None	$1-$10,000
Senior Income Trust	None	None	Over $100,000	None	None	None	None	$1-$10,000	None	$1-$10,000
Trust for Insured Municipals	$1-$10,000	None	Over $100,000	None	$1-$10,000	None	None	None	None	$10,001-$50,000
Trust for Investment Grade Municipals	$1-$10,000	None	None	$1-$10,000	$1-$10,000	None	None	$1-$10,000	$1-$10,000	$10,001-$50,000
Bond Fund	None	None	None	None	None	None	None	None	None	$10,001-$50,000
Dynamic Credit Opportunities Fund	None	None	None	None	None	None	None	None	None	$1-$10,000
High Income Trust II	$1-$10,000	None	Over $100,000	None	$1-$10,000	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Invesco Fund Complex	$50,001- $100,000	$1-$10,000	Over $100,000	$50,001- $100,000	Over $100,000	$1-$10,000	$1-$10,000	$50,001- $100,000	$50,001- $100,000	Over $100,000

H-1